SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2002

Caterpillar Financial Services Corporation

(Exact name of registrant as specified in its charter)

333-59540

(Commission File Number)

Delaware	37-1105865
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2120 West End Avenue
Nashville, Tennessee 37203-0001

(Address of principal executive offices, with zip code)

(615) 341-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5.   Other Events.

          In connection with the registrant’s Registration Statement (Form S-3), Registration No. 333-59540, the registrant is filing herewith the document listed in Item 7 below.

Item 7.   Exhibits.

8	Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.

23	The consent of Orrick, Herrington & Sutcliffe LLP is contained in their opinion filed as Exhibit 8.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Caterpillar Financial Services Corporation

Date: June 27, 2002	By:	/s/ Paul J. Gaeto
Paul J. Gaeto Secretary

EXHIBIT INDEX

Exhibit Number	Description

8	Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.

23	The consent of Orrick, Herrington & Sutcliffe LLP is contained in their opinion filed as Exhibit 8.